                                                                    Exhibit 21.1


     Set forth below is a list of subsidiaries of the Registrant. Omitted from the following list are the names of particular subsidiaries which, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented.

                                                                 Jurisdiction
                                                                      of
Name                                                             Incorporation
----                                                             -------------

 ..Reliance Financial Services Corporation                        Delaware
 ....Reliance Insurance Group, Inc.                               Delaware
 ......Reliance Corporate Services Inc.                           Delaware


 ....Reliance Insurance Company                                   Pennsylvania


                SEE ANNEX 1 FOR RELIANCE INSURANCE SUBSIDIARIES

 ..Reliance Development Group, Inc.                               Delaware

                   SEE ANNEX 2 FOR REAL ESTATE SUBSIDIARIES

 ..Convenience & Safety Corporation                               Delaware
 ..Leasco Intercontinental N.V.                                   Neth. Antilles
 ..Reliance Protective Services, Inc.                             Delaware
 ..Reliance General Services, Inc.                                Delaware

                       ANNEX 1 - INSURANCE SUBSIDIARIES

                                                                 Jurisdiction
                                                                     of
Name                                                             Incorporation
----                                                             -------------

Reliance Insurance Company                                       Pennsylvania
 ..Cananwill, Ltd.                                                Bermuda
 ..Careways, Inc.                                                 Delaware
 ..Diamond Insurance Services, Inc.                               Delaware
 ..Flynns Crossing Development Corporation                        Virginia
 ....Flynns Crossing, L.P.                                        Virginia
 ..Garnet Company                                                 Delaware
 ..IAGM Corporation                                               New York

 ..LHIW Insurance Company                                         Pennsylvania
 ..Marketing Management, Inc.                                     Delaware
 ..Petroleum Interests, Inc.                                      Delaware
 ..Platinum Investors, Inc.                                       Delaware
 ..Regent International Insurance Company, Ltd.                   Bermuda
 ..Reliance Consumer Services, Inc.                               Texas
 ..Reliance Custom Underwriting Facility, Inc.                    Pennsylvania
 ..Reliance Development Company, Inc. of Tucson                   Delaware
 ....Reliance Centro Limited Partnership                          Arizona
 ..Reliance Development Pueblo Parking, Inc.                      Arizona
 ....Reliance Pueblo Limited Partnership                          Arizona
 ..Reliance Insurance Companies Foundation                        Pennsylvania
 ..Reliance Insurance Company of California                       California
 ..Reliance Insurance Company of Illinois                         Illinois
 ..Reliance Insurance Group Brokerage
    Division, Inc.                                               Pennsylvania

 ..Reliance Life Companies                                        Pennsylvania
 ..Reliance Lloyds                                                Texas
 ..Reliance National Asia Re Pte Ltd.                             Singapore
 ..Reliance National (Barbados) Insurance, Ltd.                   Barbados
 ..Reliance National Compania Argentina
       De Seguros S.A.                                           Argentina

 ..Reliance National Indemnity Company                            Wisconsin
 ..Reliance National Insurance Company                            Delaware
 ....Blackmoor Group, Inc.                                        New York
 ......Waverly Insurance Agency, Inc.                             New York
 ....Reliance National Risk Services, Inc.                        New York
 ....Seguros Renamex                                              Mexico

 ..Reliance National Insurance Company of New York                New York
 ....Reliance Direct Insurance Company                            Pennsylvania

 ..Reliance National Risk Specialists, Inc.                       Pennsylvania
 ..Reliance National (U.K.) Ltd.                                  England
 ....Reliance National Insurance Company
      (Europe) Ltd.                                              England

                                                                 Jurisdiction
                                                                     of
Name                                                             Incorporation
----                                                             -------------

 ..Reliance Reinsurance Company                                   Delaware
 ..Reliance Reinsurance Corp.                                     Pennsylvania
 ..Reliance Servicios Y Comissiones                               Mexico
 ..Reliance Special Risk, Inc.                                    Pennsylvania
 ....Reliance Specialty Programs, Inc.                            Pennsylvania
 ..Reliance Surety Company                                        Delaware
 ..Reliance Surety Managers, Inc.                                 Pennsylvania
 ..Reliance USA Insurance Company                                 Pennsylvania

 ..Reliant Insurance Corp.                                        Delaware
 ..Sterling Administrative Services, Inc.                         Pennsylvania
 ..Union International Insurance Company                          Bermuda
 ..United Pacific Insurance Company                               Pennsylvania
 ....Uni-Pac Corporation                                          Washington
 ......100 Bellevue Parkway Partners, L.P.                        Delaware
 ......Three Parkway Partners, L.P.                               Pennsylvania
 ..United Pacific Insurance Company of New York                   New York


 ..RCG International, Inc.                                        Delaware
 ....RCG/Asbach, Inc.                                             Delaware

 ....RCG Information Technology, Inc.                             New Jersey
 ......RCG IT Corp.                                               Delaware
 ........Century Conversion Software, Inc.                        Delaware
 ........Quintic Systems, Inc.                                    Delaware
 ......Integrated Systems Resources, Inc.                         Connecticut

 ....RCG-Moody International Limited                              England
 ......AOQC Moody International BV                                England
 ......AOQC Moody CERT GmbH                                       Germany
 ......AOQC Moody International SRL                               Italy
 ......AOQC Moody International Ltd. (U.K.)                       England
 ........AOQC Moody International Ltd. (Japan)                    Japan
 ......ICSB B.V.                                                  Holland
 ........ICSB G.m.b.H.                                            Germany
 ........ICSB Ltd.                                                Hong Kong
 ........I.C.S.B. Sarl                                            France
 ........International Container Survey
         Bureau (UK) Ltd.                                        England
 ......Moody International BV                                     Holland
 ......Moody International Limited (U.K.)                         England
 ......Moody International GmbH                                   Germany
 ......Moody International SRL                                    Italy
 ......Moody International, Inc.                                  Delaware
 ........Moody International Ltd. (Japan)                         Japan
 ........AOQC Moody International, Inc.                           Texas
 ........Inspection Services, Inc.                                Louisiana

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------

 ......AOQC Moody International Ltd.
       (Channel Islands)                                        Channel Islands

 ......Moody International (Australia) Pty Ltd.                  Australia
 ......Moody International Scandinavia AB                        Sweden
 ......Moody Energy Consulting Co. Ltd.                          Peoples Republic
                                                                  of China


 ......Moody International Quality Assurance
       Limited                                                  Hungary

 ......Moody International South Africa
      (Proprietary) Limited                                     South Africa

 ........FPH Inspection Authority
        (Proprietary) Limited                                   South Africa

 ....Werner International, Inc.                                  Delaware
 ......Werner Management Consultants, Inc.                       New York

                       ANNEX 2 - REAL ESTATE SUBSIDIARIES

                                                                Jurisdiction
                                                                     of
Name                                                            Incorporation
----                                                            -------------

Reliance Development Group, Inc.                                Delaware
 ..Continental Villages Company, Inc.                            Delaware
 ..Reliance Advisory Group, Inc.                                 California
 ..Reliance Development Company, Inc. of Glendale                California
 ..Reliance Development Parking Company                          Arizona
 ..Reliance Oriental Warehouse, Inc.                             Delaware
 ....Reliance Oriental Warehouse Associates
       (A California Limited Partnership)                       California
 ......Oriental Warehouse Associates
            (A California Limited Partnership)                  California
 ..Relibro Corp.                                                 New York